Exhibit 10.28

CONSENT AND FIRST AMENDMENT TO
NOTE PURCHASE AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of December 29, 2015 (this “Amendment” or “Consent”), is entered into by and among DEPOMED, INC., a California corporation (the “Borrower”), the other Credit Parties party hereto, the Purchasers party hereto, and DEERFIELD PRIVATE DESIGN FUND III, L.P., a Delaware limited partnership, as a Purchaser and as collateral agent (in such latter capacity, the “Agent”).

BACKGROUND STATEMENT

A.                                    The Borrower, the Purchasers and the Agent entered into that certain Note Purchase Agreement, dated as of March 12, 2015 (as the same may be amended, modified, restated or otherwise supplemented from time to time, the “Purchase Agreement”), pursuant to which the Borrower issued up to $575,000,000 aggregate principal amount of secured notes to the Purchasers.  Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B.                                    Pursuant to that certain Consent, dated as of November 12, 2015 (the “Prior Consent”), the Required Purchasers (1) waived compliance with Section 6.4 of the Purchase Agreement in connection with the Borrower entering into a License Agreement, dated as of November 13, 2015 (the “Cebranopadol License Agreement”), with GRÜNENTHAL GMBH, a German limited liability company, pursuant to which the Borrower, or one of its subsidiaries, has agreed acquire an exclusive license to develop, obtain regulatory approvals and market and sell certain products containing certain pharmaceutical compounds, including CEBRANOPADOL, within the United States and Canada (such exclusive license, the “Cebranopadol License”) and (2) consented to (x) the entry into the Cebranopadol License Agreement by the Borrower and the transactions contemplated thereby, (y) the acquisition by the Borrower’s and/or one of its Subsidiaries of the Cebranopadol License in accordance with the Cebranopadol License Agreement and (z) any payments, licenses of intellectual property, advances of expenses or other consideration made or to be made by the Borrower pursuant to the Cebranopadol License Agreement and the Cebranopadol License, in each case on the terms, and subject to the conditions of, the Prior Consent.

C.                                    The Borrower has subsequently informed the Purchasers that in connection with the closing of the acquisition of the Cebranopadol License pursuant to the terms of the Cebranopadol License Agreement it has formed Depomed Bermuda Ltd., a wholly-owned Foreign Subsidiary organized under the laws of Bermuda as an exempted Company (“Depo Bermuda Sub”), and wishes to (1) assign all of its right, title and interest in the Cebranopadol License Agreement to Depo Bermuda Sub and have Depo Bermuda Sub assume all of its obligations thereunder pursuant to an Assignment Agreement by and between the Borrower and Depo Bermuda Sub in the form provided to the Agent’s counsel on December 29, 2015 (the “Cebranopadol Assignment Agreement” and such assignment and assumption, the “Assignment and Assumption”) and (2) contribute to Depo Bermuda Sub a promissory note issued by the Borrower to Depo Bermuda Sub in the form provided to the Agent’s counsel on December 29, 2015 (the “Promissory Note” and such contribution, the “Contribution”).

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission

D.                                    Absent a waiver of compliance therefrom and a consent thereto from the Required Purchasers, Sections 6.2, 6.4, 6.6 and 6.10 of the Purchase Agreement, as applicable, would prohibit (1) the Borrower from entering into the Cebranopadol Assignment Agreement, issuing the Promissory Note or making the Contribution, and (2) the Borrower or Depo Bermuda Sub from entering into the Cebranopadol Assignment Agreement or performing their obligations, or exercising their rights, thereunder or consummating the Assignment and Assumption.

E.                                     The Required Purchasers are willing to provide such waiver and consent in accordance with, and subject to, the terms and conditions set forth herein, including without limitation, the amendments to the Purchase Agreement set forth below.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONSENT

Based upon the representations and warranties contained herein, the Required Purchasers hereby waive compliance with Sections 6.2, 6.4, 6.6. and 6.10 of the Purchase Agreement, as applicable, in connection with, and consent to, (a) the formation of Depo Bermuda Sub, (b) the ownership by the Borrower of all (but not less than all) of the Capital Stock of Depo Bermuda Sub, (c) the Assignment and Assumption (including assumption by Depo Bermuda Sub of Indebtedness in respect of Deferred Acquisition Consideration relating thereto), (d) the Borrower issuing the Promissory Note to Depo Bermuda Sub, (e) the Contribution, and (f) the Borrower and Depo Bermuda Sub entering into the Cebranopadol Assignment Agreement and performing their obligations, and exercising their rights, thereunder.  For clarity, the foregoing waiver and consent is only with respect to the Assignment Agreement and Promissory Note in the form provided to the Agent’s counsel on December 29, 2015 and for performance by each party thereto of their respective rights and obligations thereunder in strict conformity with the terms thereof, and the Required Purchasers do not herein consent to, or waive compliance with, any provision of the Purchase Agreement, with respect to any amendment, modification or supplement of such Assignment Agreement or Promissory Note or any waiver or deviation by any party thereto from strict compliance with the terms thereof.

ARTICLE II

AMENDMENTS TO PURCHASE AGREEMENT

2.1                              New Defined Terms.  The following defined terms are hereby added to Section 1.1 of the Purchase Agreement in proper alphabetical order:

(a)                                “Bermuda Pledge” means that certain Pledge Agreement by and between the Borrower, the Collateral Agent and Depo Bermuda Sub pursuant to which the Borrower has pledged under the laws of Bermuda 65% of the Capital Stock of Depo Bermuda Sub to the Collateral Agent, as collateral agent for the Purchasers.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

(b)                                 “Cebranopadol Assignment Agreement” means that certain Assignment Agreement, dated as of December 30, 2015, by and between the Borrower and Depo Bermuda Sub, without giving effect to any amendments, modifications or supplements thereto that are not approved by the Required Purchasers.

(c)                                 “Cebranopadol License Agreement” means that certain License Agreement, dated as of November 13, 2015, by and between the Borrower and GRÜNENTHAL GMBH, without giving effect to any amendments, modifications or supplements thereto that are not approved by the Required Purchasers.

(d)                                 “Depo Bermuda Sub” means Depomed Bermuda Ltd., a Wholly Owned Subsidiary of the Borrower.”

(e)                                  “First Amendment” means that certain Consent and First Amendment to Note Purchase Agreement, dated as of December 29, 2015, by and between the Borrower, the other Credit Parties thereto, the Collateral Agent and the other Purchasers thereto.

(f)                                   “Permitted Development and License Agreement” means any agreement between Depo Bermuda Sub and one or more Credit Parties pursuant to which Depo Bermuda Sub licenses, and/or grants any rights to, any of its assets under the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement to such Credit Party or Credit Parties and/or contracts to such Credit Party or Credit Parties the development of such assets.

2.2                              Existing Defined Terms.

(a)                                 Section 1.1 of the Purchase Agreement is hereby amended by amending and restating the following defined terms:

“Security Documents” means the Security Agreement, the Landlord Agreement, the Deposit Account Control Agreements, the Bermuda Pledge and all other pledge or security agreements, mortgages, deeds of trust, assignments or other similar agreements or instruments executed and delivered by the Borrower or any of the Borrower’s Subsidiaries pursuant to the terms of this Agreement, in each case as amended, modified or supplemented from time to time.

2.3                              Existing Section 6.2(xv).  Section 6.2(xv) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Obligations of (1) Depo DR under the [***] and (2) the Borrower and Depo Bermuda Sub under the Cebranopadol Assignment Agreement;”

2.4                              Existing Section 6.6.  Section 6.6 of the Purchase Agreement is hereby amended and restated in its entirety as follows:

Except as expressly permitted by Section 6.5 and Investments permitted by Section 6.4, enter into any transaction with any Affiliate, except in the ordinary course of business pursuant to the reasonable requirements of the business of the Borrower and on terms

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

substantially no more favorable to such Affiliate than those that such Affiliate would obtain in a comparable arms-length transaction with a Person other than the Borrower or an Affiliate thereof; provided that the foregoing shall not prohibit (a) customary fees and indemnification provided to directors of the Consolidated Entities, (b) any compensation and indemnification of, and other employment agreements and arrangements, employee benefit plans, and stock incentive plans with, directors, officers and employees of the Consolidated Entities entered in the ordinary course of business, (c) the granting of registration and other customary rights to holders of the Borrower’s Capital Stock, and (d) the entry into Permitted Development and License Agreements.

2.5                              New Section 6.16.  Article VI of the Purchase Agreement is hereby amended by adding the following new Section 6.16 at the end thereof:

“6.16                  Depo Bermuda Sub.  Notwithstanding anything herein to the contrary and in addition to any other restrictions imposed on the Borrower, or that the Borrower is required to cause to be imposed on its Subsidiaries, pursuant to this Article VI, permit any of the Capital Stock of Depo Bermuda Sub to be directly or indirectly owned by any of its Subsidiaries or any other Person that is not a Credit Party or permit Depo Bermuda Sub to (i) hold any interest in any assets other than its rights under the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement, the assets contributed thereto in connection with the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement, or cash or other assets received pursuant thereto, and its rights under any Permitted Development and License Agreements, (ii) directly or indirectly issue, assume, create, incur or suffer to exist any Indebtedness, liabilities or obligations other than Indebtedness, liabilities or obligations (x) incurred pursuant to the terms of the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement, (y) incidental to its corporate formation and maintenance of its corporate existence and good standing not to exceed [***] per year or (z) liabilities or obligations owed only to a Credit Party pursuant to a Permitted Development and License Agreement, (iii) liquidate, or merge or consolidate with any Person other than a Credit Party, (iv) have, hire, contract with or otherwise engage any employees, or (v) engage in any operating activities or use, license, distribute or transfer any assets other than (A) dividends and distributions permitted under Section 6.5(a)(ii), (B) exercising rights and performing its obligations under the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement, (C) distributing cash received pursuant thereto to a Credit Party, (D) making payments to any Person as required pursuant to the Cebranopadol Assignment Agreement and the Cebranopadol License Agreement, (E) pursuant to any Permitted Development and License Agreements, or (F) any activities ancillary thereto and to the maintenance of its corporate existence and good standing.”

2.6                              Existing Section 7.1(b).  Section 7.1(b) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“Any Credit Party shall fail to observe or perform any covenant, restriction or agreement contained in Section 5.1, 5.2, 5.3, 5.9 or 5.13 or Article VI or Section 5.1 of the First Amendment;”

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Required Purchasers to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and the Purchasers as follows:

3.1                               Representations and Warranties.  Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties of each Credit Party contained in the Purchase Agreement and each other Credit Document is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty was true and correct as of such date).

3.2                               No Default.  Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

3.3                               Authorization; Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (a) are within the corporate or limited liability company authority, as applicable, of each Credit Party, (b) have been duly authorized by all necessary corporate or limited liability company action, as applicable, of each Credit Party, (c) do not and will not contravene any other Requirement of Law to which any Credit Party is subject or any judgment, order, writ, injunction, license or permit applicable to any Credit Party,  and (d) do not violate or breach any provision of the governing documents of any Credit Party or any agreement or other instrument binding upon any Credit Party. The execution, delivery and performance of this Amendment by each Credit Party does not require the approval or consent of, or filing with, any Governmental Authority.

3.4                               Enforceability.  This Amendment has been duly executed and delivered by each Credit Party and constitutes each Credit Party’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally or by general equitable principles.

ARTICLE IV

EFFECTIVENESS

4.1                               The amendments, waiver and consent set forth herein shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied or waived in writing by the Required Purchasers (the effective date of this Amendment, the “Effective Date”):

(a)                                 The Agent and the Required Purchasers shall have received an executed counterpart of this Amendment from each Credit Party and Purchasers constituting the Required Purchasers.

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

(b)                                 The Agent and the Required Purchasers shall have received the following, each dated as of the Effective Date (unless otherwise specified) and in such number of copies as the Required Purchasers shall have requested:

(i)                                     a copy of the Assignment Agreement, duly completed and executed by each of the Borrower and Depo Bermuda Sub, in the form provided to the Agent’s counsel on December 29, 2015; and

(ii)                                  a copy of the Promissory Note, duly completed and executed by the Borrower, in the form provided to the Agent’s counsel on December 29, 2015.

(c)                                  The Borrower shall have paid all fees and expenses due in accordance with Section 7.2 hereof.

(d)                                 Substantially concurrently with the effectiveness of this Amendment, any and all amounts owed by the Borrower to Depo Bermuda Sub under the Promissory Note shall have been paid in full by the Borrower satisfying its payment obligations under Section 4 of the Assignment Agreement and Depo Bermuda Sub shall have accepted such payment in full pursuant to such section of the Assignment Agreement.

(e)                                  Substantially concurrently with the effectiveness of this Amendment, the acquisition of the Cebranopadol License and all other rights and assets to be acquired by the Borrower or its Subsidiaries under the Cebranopadol License Agreement shall have been consummated in accordance with the terms of the Cebranopadol License Agreement.

(f)                                   Both immediately before and after giving effect to this Amendment and the transactions contemplated hereby, each of the representations and warranties contained in this Amendment shall be true and correct on and as of the Effective Date, with the same effect as if made on and as of such date.

(g)                                  Such other documents, agreements, instruments, certificates, opinions or other confirmations as the Required Purchasers may reasonably request.

ARTICLE V

POST-EFFECTIVENESS COVENANTS

5.1                               Within 30 days of the Effective Date, the Borrower shall deliver to the Agent and the Required Purchasers the following in such number of copies as the Required Purchasers shall have requested:

(a)                                 a pledge agreement, in form and substance reasonably satisfactory to the Required Purchasers, duly completed and executed by the Borrower and Depo Bermuda Sub pursuant to which the Borrower has pledged under the laws of Bermuda 65% of the Capital Stock of Depo Bermuda Sub to the Agent, as collateral agent for the Purchasers (the “Bermuda Pledge”);

(b)                                 an opinion of California counsel to the Credit Parties and addressed to the Required Purchasers, in form and substance reasonably acceptable to the Required Purchasers;

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

(c)                                  an opinion of Bermuda counsel to the Credit Parties and Depo Bermuda Sub and addressed to the Required Purchasers, in form and substance reasonably acceptable to the Required Purchasers; and

(d)                                 a certificate of the secretary or an assistant secretary of the Borrower and Depo Bermuda Sub, dated as of the date of the Bermuda Pledge and in form and substance reasonably satisfactory to the Required Purchasers, certifying (i) that attached thereto is a true and complete copy of the bylaws, operating agreement or similar governing document of such party, as then in effect and as in effect at all times from the date on which the resolutions referred to in clause (ii) below were adopted to and including the date of such certificate, (ii) that attached thereto is a true and complete copy of resolutions adopted by the board of directors (or similar governing body) of such party, authorizing the execution, delivery and performance of the Bermuda Pledge, and (iii) as to the incumbency and genuineness of the signature of each officer of such party executing the Bermuda Pledge, and attaching all such copies of the documents described above.

ARTICLE VI

AFFIRMATION OF OBLIGATIONS

Each of the Credit Parties hereby acknowledges and consents to all of the terms and conditions of this Amendment and agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Credit Party’s obligations (as applicable) under the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party.  Further, each of the Credit Parties hereby (i) ratifies and confirms its pledge of and grant of a security interest in and Lien on all of its collateral to the Agent made pursuant to the Security Agreement and the other Credit Documents to which it is a party, which security interest and Lien shall continue in full force and effect without interruption, and shall constitute the single grant of a security interest and Lien, (ii) confirms and agrees that, after giving effect to this Amendment, the Purchase Agreement, the Guaranty, the Security Agreement and the other Credit Documents to which it is a party remain in full force and effect and enforceable against such Credit Party in accordance with their respective terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and (iii) represents and warrants to the Agent and the Required Purchasers that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if such Credit Party has any such claims, counterclaims, offsets, or defenses to the Credit Documents or any transaction related to the Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment.  Each of the Credit Parties further waives any defense to its guaranty liability occasioned by this Amendment.  This acknowledgement and confirmation by each of the Credit Parties is made and delivered to induce the Agent and the Required Purchasers to enter into this Amendment, and each Credit Party acknowledges that the Agent and the Required Purchasers would not enter into this Amendment in the absence of the acknowledgement and confirmation contained herein.

ARTICLE VII

MISCELLANEOUS

7.1                               Effect of Amendment.  From and after the effective date of this Amendment, all references to the Purchase Agreement set forth in the Purchase Agreement and any other Credit

Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Purchase Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time.  This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Purchase Agreement except as expressly set forth herein.  Nothing herein shall be deemed to entitle the Borrower or any other Credit Party or Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Purchase Agreement or any other Credit Document in similar or different circumstances.  For the avoidance of doubt, this Amendment shall be deemed a Credit Document.

7.2                               Expenses.  The Borrower agrees, on demand, to pay all reasonable out-of-pocket costs and expenses of the Agent and each Purchaser (including, without limitation, reasonable fees and expenses of counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment.

7.3                               Governing Law.  This Amendment shall be governed by and construed and enforced in accordance with, the law of the State of New York (including Sections 5-1401 and 5-1402 of the New York General Obligations Law, but excluding all other choice of law and conflicts of law rules).

7.4                               Severability.  To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

7.5                               Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

7.6                               Construction.  The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

7.7                               Counterparts; Integration.  This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  This agreement or any counterpart may be executed and delivered by facsimile or electronic mail, each of which shall be deemed an original. This Amendment and the other Credit Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

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Confidential Information indicated by [***] has been omitted from this filing and filed separately with the Securities Exchange Commission.

IN WITNESS WHEREOF, the undersigned Agent, Purchasers, the Borrower and the other Credit Parties have caused this Consent to be duly executed as of the date first above written.

Borrower:

DEPOMED, INC.

By:	/s/ Matthew M. Gosling
Name:	Matthew M. Gosling
Title:	General Counsel

Other Credit Parties:

DEPO NF SUB, LLC

By:	Depomed, Inc., its sole member

By:	/s/ Matthew M. Gosling
Name:	Matthew M. Gosling
Title:	General Counsel

[Signature Page — Consent and First Amendment]

Agent and Purchasers:

DEERFIELD PRIVATE DESIGN FUND III, L.P., as Collateral Agent and a Purchaser

By:	Deerfield Mgmt III, L.P.
General Partner

	By:	J.E. Flynn Capital III, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PARTNERS, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD INTERNATIONAL MASTER FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page — Consent and First Amendment]

DEERFIELD SPECIAL SITUATIONS FUND, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P., as a Purchaser

By:	Deerfield Mgmt, L.P.
General Partner

	By:	J.E. Flynn Capital, LLC
General Partner

By:	/s/ David J. Clark
Name: David J. Clark
Title: Authorized Signatory

[Signature Page — Consent and First Amendment]

INTELIGO, as a Purchaser

By:
Name:
Title:

[Signature Page — Consent and First Amendment]

PHEMUS CORPORATION, as a Purchaser

By:
Name:
Title:

[Signature Page — Consent and First Amendment]

TAO FINANCE 3, LLC, as a Purchaser

By:
Name:
Title:

[Signature Page — Consent and First Amendment]

BIOPHARMA SECURED INVESTMENTS III HOLDINGS CAYMAN LP,
as a Purchaser

By:	Pharmakon Advisors, LP,
its Investment Manager

By:	Pharmakon Management I, LLC,
its General Partner

By:
Name:
Title:

[Signature Page — Consent and First Amendment]